BLACKROCK FUNDS IV

BlackRock Alternative Capital Strategies Fund

(the “Fund”)

Supplement dated September 24, 2018 to the Summary Prospectus and the Prospectus of the Fund, each dated August 10, 2018

Effective October 1, 2018, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The table in the section of the Summary Prospectus and the Prospectus entitled “Key Facts About BlackRock Alternative Capital Strategies Fund — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock Alternative Capital Strategies Fund — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Tom Parker, CFA	2015*	Managing Director of BlackRock, Inc.
Scott Radell	2015*	Managing Director of BlackRock, Inc.
Jeffrey Rosenberg, CFA	2018	Managing Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Tom Parker, CFA, Scott Radell and Jeffrey Rosenberg, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tom Parker, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015*	Managing Director of BlackRock, Inc. since 2009; Chief Investment Officer of BlackRock’s Systematic Fixed Income Group since 2015; Deputy Chief Investment Officer of BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2010; Co-Head of Credit Investments and Member of the Fixed Income Research Approval Committee of Barclays Global Investors (“BGI”) from 2001 to 2009.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Scott Radell	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015*	Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2009; Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Jeffrey Rosenberg, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2011; Chief Fixed Income Strategist and member of the BlackRock Investment Institute since 2016; Chief Investment Strategist for Fundamental Fixed Income at BlackRock since 2011; Chief Credit Strategist at Bank of America Merrill Lynch from 2002 to 2011.

*	Includes management of the Predecessor Fund.

* * *

Shareholders should retain this Supplement for future reference.

PROIV-ACS-0918SUP

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